SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event report): January 14, 2002

                             HEARTLAND EXPRESS, INC.

             (Exact name of registrant as specified in its charter)

                         Commission File Number -0-15087

           NEVADA                                                93-0926999
(State of other Jurisdiction                               (IRS Employer ID No.)
   of Incorporation)

2777 HEARTLAND DRIVE, CORALVILLE, IOWA                             52241
(Address of Principal Executive Offices)                         (Zip Code)


        Registrant's Telephone Number (including area code): 319-545-2728

ITEM 5. Other Events.

See attached press release dated January 14, 2002, regarding fourth quarter earnings and earnings for the fiscal year ended December 31, 2001. (Exhibit 99)

                                  Exhibit Index

99 Press release dated January 14, 2002, regarding fourth quarter earnings and earnings for the fiscal year ended December 31, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             HEARTLAND EXPRESS, INC.


January 15, 2002                               BY:/s/ Thomas E. Hill
                                                 -------------------
                                                      Thomas E. Hill
                                                      Vice-President
                                                      and Controller

                                  Exhibit 99.1

Monday, January 14, 2002, to be released at 6:00 a.m. (Central time)

Press Release

Heartland Express, Inc. Reports Revenues and Earnings for the Fourth Quarter of 2001.

CORALVILLE, IOWA - January 14, 2002 - Heartland Express, Inc. (Nasdaq: HTLD) announced today financial results for the fourth quarter ended December 31, 2001. For the fourth quarter revenue increased 4.6% to $73.5 million from $70.3 million in the fourth quarter of 2000. Net income increased 24.8% to $9.9 million from $7.9 million in the 2000 period. Basic earnings per share were $0.31 compared to $0.25 for the fourth quarter of 2000.

For the twelve months, revenue increased 7.2% to $294.6 from $274.8 during the same period in 2000. Net income increased 9.8% to $37.7 million from $34.3 million in the 2000 period. Basic earnings per share were $1.19 compared with $1.07 for the 2000 period. Net income and earnings per share for the 2000 period were positively impacted by a $1.5 million gain from the sale of real estate.

Heartland Express reported an industry-leading operating ratio (operating expenses as a percentage of gross revenues) of 80.9% for the quarter and 82.1% for the twelve months ending December 31, 2001. In addition, the Company reported return on sales of 13.4% for the quarter and 12.8% for the year. The Company ended the year with no debt and $161 million in cash and short-term investments as compared to $128 million on December 31, 2000.

With no debt, a new fleet (the average age of company tractors 19 months) and it's strong cash position, the Company continues to be well positioned to meet the challenges and opportunities of the new year.

This press release may contain statements that might be considered forward-looking statements of predictions of future operations. Such statements are based on management's belief of interpretation of information currently available. These statements and assumptions involve certain risks and uncertainties. Actual events may differ from these expectations as specified from time to time in filings with the Securities and Exchange Commission.

                        Contact: Heartland Express, Inc.
                                  John Cosaert
                                  319-545-2728

                             HEARTLAND EXPRESS, INC.
                                AND SUBSIDIARIES

                        CONSOLIDATED STATEMENTS OF INCOME

                                             Three months ended             Twelve months ended
                                                 December 31,                   December 31,
                                               2001         2000             2001           2000
OPERATING REVENUE ........................$ 73,524,647  $ 70,268,854    $ 294,617,263   $ 274,827,551
                                          ------------  ------------    -------------   -------------

OPERATING EXPENSES:

   Salaries, wages, benefits .............$ 22,455,088  $ 20,141,017    $  87,643,187   $  73,846,541

   Rent and purchased transportation .....  15,247,419    16,944,371       65,911,825      75,190,893

   Operations and maintenance ............  11,188,612    12,474,957       47,903,499      42,650,757

   Taxes and licenses.....................   1,699,386     1,675,787        6,188,628       5,952,448

   Insurance and claims...................   2,235,994     1,616,184        7,618,919       6,706,247

   Communications and utilities...........     581,886       783,122        2,902,496       2,952,394

   Depreciation...........................   4,276,931     4,381,842       17,000,927      16,284,550

   Other operating expenses ..............   1,778,110     1,764,902        6,814,399       6,505,174

   (Gain)/loss on sale of fixed assets ...      (2,471)        5,326           14,442      (1,511,587)
                                          ------------  ------------    -------------   -------------
                                          $ 59,460,955  $ 59,787,508    $ 241,998,322   $ 228,577,417
                                          ------------  ------------    -------------   -------------
      Operating income ...................$ 14,063,692  $ 10,481,346    $  52,618,941   $  46,250,134

   Interest income .......................     865,780     1,480,613        4,434,914       5,725,551
                                          ------------  ------------    -------------   -------------
   Income before income taxes ............$ 14,929,472  $ 11,961,959    $  57,053,855   $  51,975,685

   Federal and state income taxes.........   5,076,023     4,067,067       19,398,239      17,671,725
                                          ------------  ------------    -------------   -------------
   Net income ............................$  9,853,449  $  7,894,892    $  37,655,616   $  34,303,960
                                          ============  ============    =============   =============

   Earnings per common share:

       Basic earnings per share ..........$       0.31  $       0.25    $        1.19   $        1.07
                                          ============  ============    =============   =============

   Basic weighted average shares
   outstanding ...........................  31,708,131    31,708,131       31,708,131      31,924,788
                                          ============  ============    =============   =============

                             HEARTLAND EXPRESS, INC.
                                AND SUBSIDIARIES

                      CONDENSED CONSOLIDATED BALANCE SHEETS



ASSETS                                            December 31,     December 31,
                                                      2001             2000
                                                 -------------    --------------
CURRENT ASSETS

    Cash and short term investments ...........  $ 161,076,122     $ 128,027,076
    Trade receivables..........................     25,700,435        24,954,681
    Prepaid tires .............................      4,077,276         3,780,644
    Deferred income taxes......................     17,358,000        16,846,000
    Other current assets.......................        144,890           328,273
                                                 -------------     -------------
        Total current assets ..................  $ 208,356,723     $ 173,936,674
                                                 -------------     -------------
PROPERTY AND EQUIPMENT ........................  $ 149,592,138     $ 145,407,075
    Less accumulated depreciation..............     47,473,283        56,329,103
                                                 -------------     -------------
                                                 $ 102,118,855     $  89,077,972
                                                 -------------     -------------
OTHER ASSETS ..................................  $   3,762,832     $   5,040,358
                                                 -------------     -------------
                                                 $ 314,238,410     $ 268,055,004
                                                 =============     =============
LIABILITIES AND STOCKHOLDERS'
EQUITY

CURRENT LIABILITIES
    Accounts payable & accrued liabilities ....  $   7,073,957     $   6,712,053
    Accrued expenses ..........................     46,685,828        44,099,458
    Income taxes payable ......................      6,693,398         4,618,882
                                                 -------------     -------------
        Total current liabilities .............  $  60,453,183     $  55,430,393
                                                 -------------     -------------
DEFERRED INCOME TAXES .........................  $  20,996,000     $  17,491,000
                                                 -------------     -------------
COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
    Capital stock: Common, $.01 par value;
    authorized 395,000,000 shares; issued and
    outstanding 31,708,131 and 25,366,582,
    respectively ..............................  $     317,081     $     253,666
    Additional paid-in capital ................      6,608,170         6,608,170
    Retained earnings .........................    225,863,976       188,271,775
                                                 -------------     -------------
                                                 $ 232,789,227     $ 195,133,611
                                                 -------------     -------------
                                                 $ 314,238,410     $ 268,055,004
                                                 =============     =============
                                  End of Filing